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                      SECOND AMENDMENT TO CREDIT AGREEMENT


      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of March 15, 1999, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").


                                    RECITALS:

      WHEREAS, the Borrower, certain lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

      WHEREAS, the Borrower has requested the Lenders to make certain amendments to the Credit Agreement and the Required Lenders are willing to do so to the extent provided herein,

      WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

      Section 1. Amendments. (a) Section 6.03 of the Credit Agreement is hereby amended by adding a new subsection (h) at the end thereof to read as follows:

      (h) Unsecured Indebtedness of the Borrower to SDI in an aggregate principal amount not exceeding $10,000,000 at any time outstanding, pursuant to documentation in substantially the form of Exhibits FF and GG hereto, which will provide that the principal amount of such Indebtedness shall accrue interest at a rate per annum not to exceed the Prime Rate and shall be repayable upon demand by SDI if, and only if, at the time of such demand and at the time of such payment
            (i) such payment is not contrary to the terms of the SDI Subordination Agreement and (ii) both before and after giving effect to such repayment (A) each of the conditions set forth in Section 6.06(a)(i) through (vii) are met such that the Borrower would be permitted to make the one-time cash dividend referred to in Section 6.06(a), or (B) if such one-time cash dividend shall have been made previously, each of such conditions set forth in Section 6.06(a)
            (i) through (v) and (vii) are met and the Tangible Net Worth of the Borrower is not less than $20,000,000. Such documentation shall provide that principal amounts of such Indebtedness to SDI once repaid may not be reborrowed by IDI. The Borrower shall not make any payment of amounts due, whether of principal, interest or otherwise, in connection with such Indebtedness to SDI except in accordance with this Section 6.03(h) and the SDI Subordination Agreement. "SDI Subordination Agreement" means a Subordination Agreement in substantially the form of Exhibit GG attached hereto pursuant to which repayment of such Indebtedness to SDI shall be subordinated to the Loans under this Agreement.

      (b) The Credit Agreement is hereby amended by adding thereto new Exhibits (FF) and (GG) in the forms attached hereto as Exhibits FF and GG, respectively.

      Section 2. Directions to Agent. The Required Lenders hereby direct the Agent to execute and deliver this Agreement.

      Section 3. Miscellaneous. (a) This Agreement shall become effective upon execution and delivery hereof by the Required Lenders, the Borrower and Agent.

      (b) The Credit Agreement, as amended or modified by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended by this Agreement.

      (c) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

      (d) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.
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      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.


Iron Dynamics, Inc.

By: /s/
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    Larry Lehtinen
    Vice President


Mellon Bank, N.A., as Lender,
     As issuing Bank and as Agent

By: /s/
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    John K. Walsh
    Vice President


Kreditanstalt Fur Wiederaufbau

By: /s/ undecipherable
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Comerica Bank

By: /s/ undecipherable
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National City Bank, Indiana

By: /s/
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    Gerald Witte
    Senior Vice President


National City Bank, Indiana F/K/A
Fort Wayne National Bank

By: /s/
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    Gerald Witte
    Senior Vice President


LaSalle National Bank

By: /s/ undecipherable
    ----------------------------------